SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 22, 2004

Date of Report

(Date of earliest event reported)

SumTotal Systems, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50640	42-1607228
(Commission File No.)	(IRS Employer Identification Number)

2444 Charleston Road

Mountain View, California 94043

(Address of Principal Executive Offices)

(650) 934-9500

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits

(a	)	Not applicable.

(b	)	Not applicable.

(c	)	Exhibits

99.1 Registrant’s financial release dated March 22, 2004*

*	furnished not filed

Item 12. Results of Operations and Financial Condition

Attached hereto as Exhibit 99 and incorporated by reference herein is estimated financial information for the first quarter of 2004 to date for Docent, Inc. and Click2learn, Inc., and for SumTotal Systems, Inc. as the successor to both as a result of the mergers of Docent, Inc. and Click2learn, Inc. into wholly-owned subsidiaries of SumTotal Systems, Inc., which mergers closed on March 18, 2004, and forward-looking statements relating to the first quarter of 2004 as presented in a press release of March 22, 2004. The information in this report shall not be incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2004

SumTotal Systems, Inc

By:	/s/ Neil J. Laird
Name:	Neil J. Laird
Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

99.1	Press Release of SumTotal Systems, Inc. dated March 22, 2004.